UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 19, 2007
                                                     -------------

                              Cytec Industries Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-12372                22-3268660
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

     Five Garret Mountain Plaza
     West Paterson, NJ                                          07424
     ------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100
                                                           --------------


             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition

On July 19, 2007, we issued a press release announcing our financial results for our second quarter ended June 30, 2007. A copy of our press release is furnished as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits

The following exhibit has been filed with this report.

99.1   Press release, dated July 19, 2007


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Cytec Industries Inc.
                                           ---------------------
                                           (Registrant)

Date:  July 19, 2007                       /s/ David. M. Drillock
       -------------                       ----------------------
                                           David M. Drillock
                                           Vice President and Chief Financial
                                           Officer

                                  Exhibit Index


Exhibit Number                                   Description
--------------                                   -----------

99.1                                             Press Release dated
                                                 July 19, 2007